UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                  FORM N-CSRS
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                        THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    ________

                                 CT Corporation
                               101 Federal Street
                                Boston, MA 02110
              (Address of principal executive offices) (Zip code)

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-877-446-3863

                   DATE OF FISCAL YEAR END: DECEMBER 31, 2017

                    DATE OF REPORTING PERIOD: JUNE 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.



                                                              Semi-Annual Report
                                                                   June 30, 2017

                                                 The Advisors' Inner Circle Fund

                                                                  [LOGO OMITTED]

                                                      HARVEST GLOBAL INVESTMENTS

                                                 HARVEST FUNDS INTERMEDIATE BOND













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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ........................................................  1

Schedule of Investments .....................................................  6

Statement of Assets and Liabilities ......................................... 15

Statement of Operations ..................................................... 16

Statements of Changes in Net Assets ......................................... 17

Financial Highlights ........................................................ 18

Notes to Financial Statements ............................................... 20

Disclosure of Fund Expenses ................................................. 34




The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-855-573-6994; and (ii) on the SEC's website at http://www.sec.gov.


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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

Dear Shareholders:

FUND PERFORMANCE REVIEW

For the six months ended June 30, 2017, Class A of the Fund provided a total return of 6.42% before dividends. Net of CNH (offshore Renminbi) appreciation (2.80%), the fund returned 3.58%, outperformed the JP Morgan Chase Asian Credit Index China (JACI China) and Hong Kong (JACI HK) sub-indices, which returned 3.33% and 1.75%, respectively.

We maintained a relatively short duration (3.7 yr) and balanced mix of investment grade (55%) and high yield (45%) fixed income securities, as well as our strategy to selectively invest outside of China, including Australia, India, Indonesia and other emerging markets. There were the crucial factors behind the fund performance.

Our diversified p ortfolio, a ctive d uration m anagement, a nd c redit s election a lso helped contribute to the outperformance. During the first half, the combination of Fed hiking expectation and disappointing inflation data have caused the US Treasury (UST) yields to range-bound; At the beginning of 1Q 2017, we switched from short dated Investment Grade (IG) and High Yield (HY) papers into IG long-end because we believe US Treasury yield has room to decline after Trump's inauguration. In 2Q 2017, we then took the chance to reduce portfolio risk when UST 10yr rate trended below 2.2% and added back risk when yield rose to 2.4% . In addition, our bottom up credit selection approach enabled us to avoid a few idiosyncratic distress events (e.g. Noble/Reliance Communication/GCX) which dragged down performance of the Asia HY space in 2Q 2017.

MARKET REVIEW

By 2016's standard, the first half of 2017 was uneventful. Indeed, global bond markets started the year on a solid footing as global reflation t rade b egan t
o f ade. M arket sentiments improved and fund flows returned to fixed income assets and to emerging markets. A pick-up in Asian countries' economic growth, diminishing concerns of trade tension between the US and China, and still accommodative Developed Markets (DM) monetary policy provided a rather conducive backdrop for the Asia credit market. More importantly, technicals remained very supportive due to strong inflows into Emerging Markets (EM) bond funds, totaling USD $64bn in the first half, along with continued flows from China onshore investors.

CEMBI Broad Index returned 4.90% for the six months ended June 30, 2017. Latin America delivered the higher returns among the CEMBI regions at around 7.0%, follow by Africa (+6.2%) and Europe (+4.9%). The HY segments in each region

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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outperformed the IG segments, with Asia the exception where the HY (+3.3%)
return was in line with IG (+3.3%). The best performing sectors were Metals & Ming (+6.6%) and TMT (+6.0%) while Transport (+3.8%) underperformed.

In Asia, the JACI Index returned 3.8% for the same period. Asia sovereign was the best performer (+6.0% for the six months ended June 30, 2017), helped by stronger inflows into JP Morgan EMBI Global Diversified Index (EMBIG) funds and longer duration. HY corporates (+2.7%) underperformed as the sector was dragged down by several idiosyncratic situations, in addition to supply pressure on the China HY property sector (+3.1%). Financials (+2.7%) were handicapped by their short duration and heavy supply. Quasi-sovereign (+3.9%) and IG corporates (+3.8%) came in at the middle.

In CNH bond markets, the FTSE-BOCHK Offshore RMB Bond Index returned 2.2% in CNH terms in the first half of 2017. CNH primary activity was especially quiet. Gross issuance was RMB81bn, the lowest since 2012. Of the total, RMB62bn were CDs. The remaining RMB19bn were bond issuance, a 55% decline as compared to the same period of 2016. For the six months ended June 30, 2017, the RMB has appreciated by 2.8% against the USD, in contrast to overall weak market expectations in late-2016. Investors 'expectation of a weaker RMB has been fading, and concerns about currency depreciation is no longer the main factor discouraging CNH bond investment.

The Hong Kong-China 'Bond Connect' came into effect on 3 July, making it possible for offshore investors to participate in the China Interbank Bond Market (CIBM) without having to open an onshore account. The launch of the Bond Connect is yet another big move in China's efforts to open the onshore bond market. Policy support has been increasingly skewed in this direction.

OUTLOOK ON MARKET

We continue to like Asia and China credits despite the decent performance in the first half of the year. We believe current spreads still offer value from a risk-reward perspective given the region's lower volatilities as compared to other Emerging Markets. We expect benign macro backdrop to remain. China/Asian regional economy growth should remain strong and corporate fundaments should still be supportive. IG corporate continued to see their balance sheets deliver as EBITDA and earnings improves, while HY corporate as a whole finally saw leverage stabilized.

A shift in central bank policy communication to the hawkish side has caused some volatility in the global fixed income world from the beginning of June. While EM is probably better-prepared than during the Fed's taper tantrum of 2013, increased

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

uncertainty in the outlook for central bank actions could lead to some market volatility. Asia credit space, especially China, remains more defensive given its relatively stable macro and fundamentals compared to other EM countries. In a risk-off scenario, offshore China USD bond market should outperform thanks to the strong local support.

Primary issuance should continue to be active in the second half of the year while demand technicals should continue to support the market. Continuing fund flows to EM Fixed Income since beginning of 2017 sets a favorable backdrop to bond market sentiment. Local investors now account for 80% of Asian bond new issue allocation due to increased participation of Chinese banks and onshore investors. We expect this trend to continue, in particular, due to the strong growth in US dollar deposits accumulated on and off-shore, which creates a necessity for banks to invest in the offshore USD bond market.

Turning to RMB, the fading of inflation trade and inability of Trump administration to move ahead with its reform agenda have weighed on US dollar with DXY index trending lower from the peak reached last December. Chinese authority introduced a new counter-cyclical factor to its daily yuan exchange rate fixing in a bid to reduce currency volatility. For the six months ended June 30, 2017, offshore CNH appreciated 2.8% against USD, reversing the depreciating trend since 2015. In the near term, we expect China's recent policy initiatives such as bond connect program, combined with USD weakness, will keep RMB well supported.

FUND POSITIONING

Our portfolio strategy remains intact; we continue to like high quality China USD IG and short-dated China HY for yield carry. China credits should remain more defensive given its relatively stable fundamentals and strong onshore buying. Our preferences remain the larger, listed names, both in corporates and banks, as well as the strategically important State Owned Enterprises (SOE) and defensive sectors such as utilities. We see better risk-reward for Chinese USD IG bonds over HY bonds. Fundamentals continue to support investment grade corporate who have kept credit metrics relatively stable. On high yield segment, we prefer to stay with the short-dated HY bonds with decent carry. We also find value in corporate perpetual bonds with high step-ups and bank capital instruments.

Outside China, we like selected Indian HY and Indonesia HY exposures given their more attractive valuation as compared to its Chinese counterparts. We believe they offer diversification and are play on those countries' economic reform and long-term growth potential. Continuing fund flows to global EM bond funds and the lack of

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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supply means this space is well supported. We also added selected Australian and EM credits, given the more attractive valuation compared to China credits.

We expect US treasury yields to continue range-bound in the near term. Hence, we will be active in managing portfolio duration, adding to duration when rates move higher and vice versa. We expect US 10yr treasury yield to gradually trend lower towards low-2% at end-2017 as we think that the global economy is not on such a solid footing to accommodate a sharp rise in yields.

Given our more positive view on RMB exchange rate, we are comfortable to hold on our CNH bond positions. Investment involves risks, including possible loss of principal amount invested. Past performance or any prediction or forecast is not indicative of future results. Investors should read the offering documents for further details, including the risk factors, before investing. Investment returns not denominated in HKD/USD are exposed to exchange rate fluctuations.

Interests in the fund mentioned in the document may not be offered or sold in Hong Kong, by means of an advertisement, invitation or any other document, other than to Authorized Persons or in circumstances that do not constitute an offering to the public.

THE ABOVE COMMENTARY EXPRESSES THE PORTFOLIO MANAGERS' VIEWS AS OF THE DATE SHOWN AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE. THESE VIEWS AND THE PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST, AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN.

JP MORGAN ASIA CREDIT INDEX (JACI) TRACKS TOTAL RETURN PERFORMANCE OF THE ASIA FIXED-RATE DOLLAR BOND MARKET. JACI IS A MARKET CAP-INDEX COMPRISING OF SOVEREIGN, QUASI-SOVEREIGN AND CORPORATE BONDS. THE FUND'S BENCHMARK INDEX IS COMPRISED OF JACI 50% HONG KONG TOTAL RETURN AND 50% CHINA TOTAL RETURN INDEX. THE BENCHMARK INDEX RETURNS DO NOT REFLECT ANY MANAGEMENT FEES, TRANSACTION COSTS OR EXPENSES. INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

MUTUAL FUND INVESTING INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVES. BOND AND BOND FUNDS WILL DECREASE IN VALUE AS INTEREST RATES RISE. THE FUND FOCUSES ITS INVESTMENTS PRIMARILY WITH CHINESE ISSUERS AND ISSUERS WITH ECONOMIC TIES TO CHINA. THE FUND IS SUBJECT TO POLITICAL, SOCIAL OR ECONOMIC INSTABILITY WITHIN CHINA WHICH MAY CAUSE DECLINE IN VALUE. FLUCTUATIONS IN CURRENCY OF FOREIGN COUNTRIES MAY HAVE AN ADVERSE AFFECT TO DOMESTIC CURRENCY VALUES. EMERGING MARKETS INVOLVE HEIGHTENED RISK RELATED TO THE SAME FACTORS AS WELL AS INCREASE VOLATILITY AND LOWER TRADING VOLUME. THE FUND USES DERIVATIVE INSTRUMENTS. THE PRIMARY RISK OF DERIVATIVE INSTRUMENTS IS THAT CHANGES IN THE MARKET VALUE OF SECURITIES HELD BY THE FUND AND OF THE DERIVATIVE INSTRUMENTS RELATING TO THOSE SECURITIES MAY NOT BE PROPORTIONATE. DERIVATIVES ARE ALSO SUBJECT TO ILLIQUIDITY AND COUNTERPARTY RISK. HIGH YIELD BONDS INVOLVE GREATER RISK OF DEFAULT OR DOWNGRADE AND ARE MORE VOLATILE THAN INVESTMENT GRADE

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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SECURITIES, DUE TO THE SPECULATIVE NATURE OF THEIR INVESTMENTS. CURRENT AND
FUTURE HOLDINGS ARE SUBJECT TO RISK. THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS STATED OBJECTIVE.

                       DEFINITION OF COMPARATIVE INDICES

JP MORGAN ASIA CREDIT INDEX (JACI) tracks total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-index comprised of sovereign, quasi-sovereign and corporate bonds and it is partitioned by country, sector and credit rating. The JACI universe of securities represents a liquid and diverse set of issues that fairly represents Asia dollar bond opportunities, tracking total return performance on a daily basis. The Fund's benchmark index is comprised of JACI 50% Hong Kong Total Return and 50% China Total Return Index. The benchmark index returns do not reflect any management fees, transaction costs or expenses. Investors cannot invest directly in an index.

JP MORGAN EMBI GLOBAL DIVERSIFIED INDEX is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds. The EMBI Global Diversified defines emerging markets countries with a combination of World Bank-defined per capita income brackets and each country's debt-restructuring history. It limits the weights of countries with larger debt stocks by only including a specified portion of these countries' eligible current face amounts of debt outstanding.

CEMBI BROAD DIV INDEX a global, liquid corporate emerging markets benchmark that tracks U.S.-denominated corporate bonds issued by emerging markets entities.

HSBC CNH BONDS INDEX tracks total return performance of renminbi-denominated and renminbi-settled bonds and certificates of deposit issued outside the People's Republic of China.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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--------------------------------------------------------------------------------
SECTOR WEIGHTINGS +:
--------------------------------------------------------------------------------

[BAR GRAPHIC OMITTED]

32.8% Bank and Financial
14.5% HY Property CH
10.6% Industrial
9.4% Consumer
8.7% Conglomerate
5.3% IG Property CH
5.1% Construction, Materials, Equipment and Cement
4.7% Energy
2.9% Utilities
2.7% Sovereign & Quasi
1.1% Supranational
1.1% REITS
1.1% Property

+ Percentages are based on total investments

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS -- 90.2%
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
AUSTRALIA -- 8.4%
   APT Pipelines
       Callable 04/15/2027 @ $100
       4.250%, 07/15/2027 .....................  $    200,000      $    204,745
   Australia & New Zealand Banking Group
       4.400%, 05/19/2026 .....................       700,000           722,265
   Australia & New Zealand Banking Group
       Callable 06/15/2026 @ $100
       6.750%, 12/29/2049 (A) .................       800,000           883,986
   Macquarie Bank
       Callable 03/08/2027 @ $100
       6.125%, 12/29/2049 (A) .................       600,000           613,500
   QBE Insurance Group
       Callable 12/02/2024 @ $100
       6.750%, 12/02/2044 (A) .................       300,000           334,275
       Callable 06/17/2026 @ $100
       5.875%, 06/17/2046 (A) .................       500,000           531,454
   Virgin Australia Holdings
       7.875%, 10/15/2021 .....................       400,000           417,500
                                                                   ------------
                                                                      3,707,725
                                                                   ------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
BRAZIL -- 1.8%
   Petrobras Global Finance
       8.375%, 05/23/2021 .......................  $  250,000      $    279,845
       7.375%, 01/17/2027 .......................     500,000           529,000
                                                                   ------------
                                                                        808,845
                                                                   ------------
CHINA -- 48.7%
   Bank of China
       5.000%, 11/13/2024 .......................     200,000           214,419
   Baoxin Auto Finance I
       Callable 12/15/2019 @ $100
       8.750%, 12/29/2049 (A) ...................     680,000           711,450
   Bright Galaxy International
       3.375%, 11/03/2021 .......................     500,000           493,920
   CCB Life Insurance
       Callable 04/21/2022 @ $100
       4.500%, 04/21/2077 (A) ...................     500,000           508,411
   Charming Light Investments MTN
       5.000%, 09/03/2024 .......................     300,000           318,794
   China Cinda Asset Management
       Callable 09/30/2021 @ $100
       4.450%, 12/29/2049 (A) ...................     600,000           592,500
   China Evergrande Group
       Callable 03/23/2020 @ $104
       8.250%, 03/23/2022 .......................     400,000           409,145
   China New Town Finance I
       5.500%, 05/06/2018 ....................CNY   5,700,000           838,285
   China Reinsurance Finance
       3.375%, 03/09/2022 .......................     400,000           396,596
   China South City Holdings
       5.750%, 03/09/2020 .......................     390,000           376,398
   Chinalco Capital Holdings
       4.250%, 04/21/2022 .......................     850,000           854,338
   CNRC Capitale
       Callable 06/02/2022 @ $100
       3.900%, 12/02/2165 (A) ...................     300,000           302,100
   CSCEC Finance Cayman II
       3.500%, 07/05/2027 .......................     400,000           397,764
   Dawn Victor
       5.500%, 06/05/2018 .......................     400,000           404,000
   Far East Horizon MTN
       Callable 06/14/2022 @ $100
       4.350%, 12/14/2165 (A) ...................     800,000           804,400


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
   Fortune Star BVI
       Callable 03/23/2020 @ $103
       5.250%, 03/23/2022 .....................  $    600,000      $    587,228
   Franshion Brilliant
       Callable 01/03/2023 @ $100
       4.000%, 01/03/2166 (A) .................       300,000           298,742
   Golden Wheel Tiandi Holdings
       8.250%, 11/03/2019 .....................       550,000           554,166
   Hilong Holding
       7.250%, 06/22/2020 .....................       500,000           477,499
   Huachen Energy
       6.625%, 05/18/2020 .....................       600,000           592,499
   Huarong Finance
       Callable 01/24/2022 @ $100
       4.500%, 12/29/2049 (A) .................       300,000           306,454
   Huarong Finance II MTN
       5.000%, 11/19/2025 .....................       300,000           313,775
       4.875%, 11/22/2026 .....................       600,000           620,945
   Industrial & Commercial Bank of China
       4.875%, 09/21/2025 .....................       400,000           426,304
   Jinchuan Group
       4.750%, 07/17/2017 ................. CNY     9,000,000         1,319,768
   Kaisa Group Holdings cash/0% PIK
       Callable 08/02/2017 @ $100
       5.610%, 12/31/2021 .....................       450,000           447,187
   KWG Property Holding
       Callable 03/15/2020 @ $103
       6.000%, 09/15/2022 .....................       300,000           298,411
   Lenovo Group MTN
       Callable 03/16/2022 @ $100
       5.375%, 12/29/2049 (A) .................       450,000           457,312
   Logan Property Holdings
       Callable 05/23/2020 @ $103
       5.250%, 02/23/2023 .....................       500,000           467,054
   Minmetals Bounteous Finance BVI
       4.750%, 07/30/2025 .....................       300,000           320,005
       4.200%, 07/27/2026 .....................       200,000           204,497
   Oceanwide Holdings International
       Callable 08/11/2018 @ $105
       9.625%, 08/11/2020 .....................       330,000           352,682
   Powerlong Real Estate Holdings
       10.750%, 09/18/2017 ................ CNY     2,400,000           357,047


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
   Proven Honour Capital
       4.125%, 05/06/2026 .....................  $    500,000       $   509,534
   Ronshine China Holdings
       Callable 12/08/2018 @ $103
       6.950%, 12/08/2019 .....................       270,000           261,261
   Shanhai Hong Kong International Investments
       3.875%, 04/20/2020 .....................       500,000           503,533
   Shui On Development Holding
       Callable 06/20/2022 @ $100
       6.400%, 12/20/2165 (A) .................       550,000           550,114
   Times Property Holdings
       Callable 04/26/2020 @ $102
       5.750%, 04/26/2022 .....................       260,000           252,563
   Unigroup International Holdings
       6.000%, 12/10/2020 .....................       700,000           739,565
   Wanda Properties International
       7.250%, 01/29/2024 .....................       400,000           419,947
   Xin Jiang Guang Hui Industry Investment Group
       7.875%, 03/30/2020 .....................       500,000           479,999
   Xingtao Assets
       Callable 10/09/2017 @ $100
       3.300%, 10/09/2022 .................... EUR    600,000           676,368
   Yancoal International Resources Development
       Callable 04/13/2020 @ $100
       5.750%, 12/29/2049 (A) .................       330,000           334,125
   Yida China Holdings
       6.950%, 04/19/2020 .....................       700,000           651,000
                                                                   ------------
                                                                     21,402,104
                                                                   ------------
HONG KONG -- 13.7%
   Bank of East Asia
       Callable 05/18/2022 @ $100
       5.625%, 11/18/2165 (A) .................       700,000           703,676
   China Cinda Finance MTN
       4.400%, 03/09/2027 .....................       400,000           406,900
   China City Construction International
       5.350%, 07/03/2017 (B) ............... CNY   3,355,828           366,297
   CK Hutchison Holdings
       Callable 05/12/2022 @ $100
       4.000%, 11/12/2165 (A) .................       500,000           505,386
   Dah Sing Bank MTN
       Callable 11/30/2021 @ $100
       4.250%, 11/30/2026 (A) .................       550,000           560,692


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

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--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
   Nanyang Commercial Bank
       Callable 06/02/2022 @ $100
       5.000%, 12/02/2165 (A) .................  $    450,000     $     446,635
   New World China Land
       4.750%, 01/23/2027 .....................       560,000           579,828
   Nuoxi Capital
       4.575%, 04/20/2020 .....................       200,000           200,000
   Ocean Wealth II
       5.500%, 06/08/2019 .................... CNY  9,000,000         1,340,807
   RKP Overseas Finance 2016 A
       Callable 02/17/2022 @ $100
       7.950%, 12/29/2049 .....................       570,000           587,208
   United Photovoltaics Group
       8.250%, 01/25/2020 .....................       300,000           301,951
                                                                   ------------
                                                                      5,999,380
                                                                   ------------
INDIA -- 5.3%
   Adani Ports & Special Economic Zone
       3.950%, 01/19/2022 .....................       500,000           511,865
   Adani Transmission
       4.000%, 08/03/2026 .....................       400,000           400,031
   Bharti Airtel
       4.375%, 06/10/2025 .....................       300,000           299,996
   BPRL International Singapore MTN
       4.375%, 01/18/2027 .....................       200,000           207,033
   ITNL International
       8.000%, 07/17/2017 .................... CNY  1,300,000           191,069
   Neerg Energy
       Callable 02/13/2020 @ $103
       6.000%, 02/13/2022 .....................       400,000           408,967
   Rural Electrification MTN
       3.875%, 07/07/2027 .....................       300,000           305,706
                                                                   ------------
                                                                      2,324,667
                                                                   ------------
INDONESIA -- 3.6%
   Alam Synergy
       Callable 08/02/2017 @ $103
       6.950%, 03/27/2020 .....................       250,000           253,125
   Alam Synergy
       Callable 04/24/2020 @ $103
       6.625%, 04/24/2022 .....................       200,000           198,046



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
   Indika Energy Capital II
       Callable 04/10/2020 @ $103
       6.875%, 04/10/2022 .....................  $    500,000        $  487,158
   Jababeka International
       Callable 10/05/2020 @ $103
       6.500%, 10/05/2023 .....................       200,000           207,006
   PB International
       Callable 01/26/2020 @ $104
       7.625%, 01/26/2022 .....................       400,000           415,489
                                                                   ------------
                                                                      1,560,824
                                                                   ------------
JAPAN -- 1.8%
   Asahi Mutual Life Insurance
       Callable 01/24/2022 @ $100
       7.250%, 12/31/2049 (A) .................       750,000           801,030
                                                                   ------------
MALAYSIA -- 0.7%
   Gohl Capital
       4.250%, 01/24/2027 .....................       300,000           310,853
                                                                   ------------
MEXICO -- 0.8%
   Grupo Kaltex
       Callable 04/11/2020 @ $104
       8.875%, 04/11/2022 .....................        400,000          359,000
                                                                   ------------
MONGOLIA -- 0.8%
   Mongolia Government International Bond MTN
       10.875%, 04/06/2021 ....................        300,000          342,094
                                                                   ------------
SINGAPORE -- 1.5%
   Golden Legacy
       Callable 06/07/2019 @ $104
       8.250%, 06/07/2021 .....................        300,000          320,062
   STATS ChipPAC
       Callable 11/24/2018 @ $104
       8.500%, 11/24/2020 .....................        300,000          319,875
                                                                   ------------
                                                                        639,937
                                                                   ------------
SOUTH KOREA -- 1.4%
   Woori Bank MTN
       4.750%, 04/30/2024 .....................        200,000          209,366



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- CONTINUED
--------------------------------------------------------------------------------

                                                 FACE AMOUNT(1)         VALUE
                                                 --------------      -----------
   Woori Bank MTN
       Callable 05/16/2022 @ $100
       5.250%, 11/16/2165 (A) .................  $     400,000     $    407,200
                                                                   ------------
                                                                        616,566
                                                                   ------------
UNITED KINGDOM -- 1.7%
   HSBC Holdings
       Callable 05/22/2027 @ $100
       6.000%, 05/22/2027 (A) .................        700,000          723,800
                                                                   ------------
   TOTAL CORPORATE OBLIGATIONS
       (Cost $39,586,182) .....................                      39,596,825
                                                                   ------------

--------------------------------------------------------------------------------
 EXCHANGE TRADED FUNDS -- 2.8%
--------------------------------------------------------------------------------

                                                       SHARES
                                                     -----------
UNITED KINGDOM -- 2.8%
   db x-trackers II - Harvest CSI China Sovereign
       Bond UCITS ETF .........................         38,558          797,572
   db x-trackers II Iboxx USD Liquid Asia Ex-Japan
       Corporate Bond UCITS ETF ...............          3,778          444,029
                                                                   ------------
   TOTAL EXCHANGE TRADED FUNDS
       (Cost $1,284,920) ......................                       1,241,601
                                                                   ------------
--------------------------------------------------------------------------------
 COMMON STOCK -- 1.0%
--------------------------------------------------------------------------------

UNITED STATES -- 1.0%
   Altisource Residential ++ ..................         18,080          233,955
   Uniti Group Inc ++ .........................          8,600          216,204
                                                                   ------------
   TOTAL COMMON STOCK
       (Cost $482,144) ........................                         450,159
                                                                   ------------
TOTAL INVESTMENTS-- 94.0%
   (Cost $41,353,246) .........................                    $ 41,288,585
                                                                   ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

A summary of the outstanding futures contracts held by the Fund at June 30, 2017, is as follows:

--------------------------------------------------------------------------------
                               NUMBER OF
                               CONTRACTS                           UNREALIZED
TYPE OF CONTRACT                 SHORT       EXPIRATION DATE      APPRECIATION
--------------------------------------------------------------------------------
U.S. 10-Year Treasury Note       (25)           Sep-2017             $1,172
                                                                     ======

A summary of the outstanding forward foreign currency contracts held by the Fund at June 30, 2017, is as follows:

------------------------------------------------------------------------------------------------------
                                                                                         UNREALIZED
                       SETTLEMENT                                                       APPRECIATION
COUNTERPARTY             DATE           CURRENCY TO DELIVER     CURRENCY TO RECEIVE     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
Hencorp           08/02/17 - 09/07/17     USD  10,500,000        CNY   72,819,500         $220,980
HC Istanbul       08/02/17 - 09/07/17     CNY  12,314,700        USD    1,800,000         $(12,242)
Credit Suisse
First Boston                 08/31/17     USD    265,977         SGD      370,000            3,016
HC Istanbul                  08/31/17     SGD    370,000         USD      263,458         $ (5,535)
Credit Suisse
First Boston                 09/06/17     EUR    620,000         USD      698,926          (11,583)
                                                                                          --------
                                                                                          $194,636
                                                                                          ========

Percentages are based on Net Assets of $43,909,216.

++   Real Estate Investment Trust
(1)  In U. S. dollars unless otherwise indicated.
(A) Floating rate security - Rate disclosed is the rate in effect on June 30, 2017.
(B) Security in default. While management expects to receive the full amount of the principle disclosed, there is a risk that, given capital controls in place in mainland China, amounts ultimately received may be materially different from those disclosed herein and receipt of those proceeds may be significantly delayed or may not occur at all.

CNY -- China Yuan Renminbi
ETF -- Exchange Traded Fund
EUR -- Euro
MTN -- Medium Term Note
SGD -- Singapore Dollar
UCITS -- Undertakings for Collective Investment in Transferable Securities USD -- U.S. Dollar



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INVESTMENTS IN SECURITIES               LEVEL 1         LEVEL 2       LEVEL 3*      TOTAL
---------------------------------------------------------------------------------------------
  Corporate Obligations              $        --     $ 39,230,528    $ 366,297   $ 39,596,825
  Exchange Traded Funds                1,241,601               --           --      1,241,601
  Common Stock                           450,159               --           --        450,159
                                     -----------     ------------    ---------   ------------
Total Investments in Securities      $ 1,691,760     $ 39,230,528    $ 366,297   $ 41,288,585
                                     ===========     ============    =========   ============

OTHER FINANCIAL INSTRUMENTS            LEVEL 1          LEVEL 2        LEVEL 3       TOTAL
---------------------------------------------------------------------------------------------
  Futures Contracts**
     Unrealized Appreciation         $     1,172     $         --    $      --   $      1,172
  Forwards Contracts**
     Unrealized Appreciation                  --          223,995           --        223,995
     Unrealized Depreciation                  --          (29,359)          --        (29,359)
                                     -----------     ------------    ---------   ------------
Total Other Financial Instruments    $     1,172     $    194,636    $      --   $    195,808
                                     ===========     ============    =========   ============

* A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets.

Management has concluded that Level 3 investments are not material in relation to Net Assets.

** Futures contracts and Forward foreign currency contracts are valued at the net unrealized appreciation (depreciation) on the instrument.

For the period ended June 30, 2017, there have been no transfers between Level 1 & Level 2 assets and liabilities.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements

















    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF ASSEST AND LIABILITES
--------------------------------------------------------------------------------

ASSETS:
  Investments, at Value (Cost $41,353,246) .....................................  $ 41,288,585
  Foreign Currency, at Value (Cost $342,373) ...................................       345,113
  Cash Equivalents .............................................................     1,037,380
  Cash Collateral on Forward Contracts .........................................       150,065
  Initial Margin for on Futures Contracts ......................................       153,599
  Receivable for Investment Securities Sold ....................................     2,939,492
  Interest Receivable ..........................................................       537,061
  Unrealized Appreciation on Forward Foreign Currency Contracts ................       223,995
  Receivable for Capital Shares Sold ...........................................        34,688
  Variation Margin Receivable ..................................................         7,031
  Due from Adviser .............................................................         1,390
  Prepaid Expenses .............................................................        20,165
                                                                                  ------------
TOTAL ASSETS ...................................................................    46,738,564
                                                                                  ------------
LIABILITIES:
  Payable for Investment Securities Purchased ..................................     2,690,394
  Unrealized Depreciation on Forward Foreign Currency Contracts ................        29,359
  Payable for Capital Shares Redeemed ..........................................        27,187
  Due to Administrator .........................................................        10,274
  Distribution Fees Payable (Class A Shares) ...................................         3,780
  Chief Compliance Officer Fees Payable ........................................         1,453
  Trustees Fees Payable ........................................................           183
  Audit Fees Payable ...........................................................        24,932
  Legal Fees Payable ...........................................................         7,795
  Other Accrued Expenses .......................................................        33,991
                                                                                  ------------
TOTAL LIABILITIES ..............................................................     2,829,348
                                                                                  ------------
NET ASSETS .....................................................................  $ 43,909,216
                                                                                  ============
NET ASSETS CONSIST OF:
  Paid-in Capital ..............................................................  $ 42,679,832
  Accumulated Net Investment Income ............................................       251,781
  Accumulated Net Realized Gain on Investments .................................       841,473
  Net Unrealized Depreciation on Investments ...................................       (64,661)
  Net Unrealized Appreciation on Futures Contracts .............................         1,172
  Net Unrealized Appreciation on Forward Contracts, Forward Foreign
Currency Transactions and Translation of other Assets and Liabilities
Denominated in Foreign Currencies ..............................................      199,619
                                                                                  ------------
                                                                                  $ 43,909,216
                                                                                  ============
NET ASSET VALUE PRICE PER SHARE
  INSTITUTIONAL CLASS SHARES ($24,667,223 / 2,399,525 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE) ....................................  $      10.28
                                                                                  ============
NET ASSET VALUE PRICE PER SHARE
  CLASS A SHARES ($19,241,993 / 1,868,804 SHARES)
  (UNLIMITED AUTHORIZATION -- NO PAR VALUE) ....................................  $      10.30
                                                                                  ============
MAXIMUM OFFERING PRICE PER SHARE - CLASS A ($10.30/95.75%) .....................  $      10.75
                                                                                  ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       FOR THE SIX-MONTHS ENDED
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest Income ..............................................................  $  1,316,273
  Dividend Income ..............................................................        72,974
                                                                                  ------------
TOTAL INVESTMENT INCOME ........................................................     1,389,247
                                                                                  ------------
EXPENSES:
  Investment Advisory Fees .....................................................       183,780
  Administration Fees ..........................................................        61,987
  Distribution Fees (Class A Shares) ...........................................        28,882
  Trustees' Fees ...............................................................         6,892
  Chief Compliance Officer Fees ................................................         2,882
  Transfer Agent Fees ..........................................................        54,258
  Registration Fees ............................................................        19,166
  Legal Fees ...................................................................        14,151
  Printing Fees ................................................................        13,321
  Audit Fees ...................................................................        13,290
  Custodian Fees ...............................................................         5,963
  Insurance and Other Expenses .................................................        14,051
                                                                                  ------------
TOTAL EXPENSES .................................................................       418,623
LESS:
  Waiver of Investment Advisory Fees ...........................................      (174,033)
                                                                                  ------------
NET EXPENSES ...................................................................       244,590
                                                                                  ------------
NET INVESTMENT INCOME ..........................................................     1,144,657
                                                                                  ------------
NET REALIZED GAIN ON INVESTMENTS ...............................................     1,094,413
NET REALIZED LOSS ON FUTURES CONTRACTS .........................................       (19,969)
NET REALIZED LOSS ON FORWARD CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS .................................................................      (292,664)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS ...........................       974,457
NET CHANGE IN UNREALIZED APPRECIATION ON FUTURES CONTRACTS .....................         1,172
NET CHANGE IN UNREALIZED APPRECIATION ON FORWARD CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION OF OTHER ASSETS AND
  LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ................................       194,197
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
  FORWARD CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION
  OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES ............     1,951,606
                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................  $  3,096,263
                                                                                  ============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

+                                                               SIX MONTHS ENDED
                                                                JUNE 30, 2017           YEAR ENDED
                                                                 (UNAUDITED)         DECEMBER 31, 2016
                                                               ----------------      -----------------
OPERATIONS:
  Net Investment Income .......................................  $   1,144,657         $   2,724,154
  Net Realized Gain (Loss) on Investments and Foreign
    Currency Transactions and Translation of other
    Assets and Liabilities Denominated in Foreign
    Currencies ................................................        781,780              (114,114)
  Net Change in Unrealized Appreciation on
    Investments, Futures Contracts and Foreign
    Currency Transactions and Translation of other
    Assets and Liabilities Denominated in Foreign
    Currencies ................................................      1,169,826                84,483
                                                                  ------------          ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS ................................................      3,096,263             2,694,523
                                                                  ------------          ------------
DIVIDENDS AND DISTRIBUTIONS:
  NET INVESTMENT INCOME
    Institutional Class .......................................       (450,643)          (1,050,821)
    Class A ...................................................       (366,659)            (751,834)
  NET REALIZED GAINS
    Institutional Class .......................................             --             (405,079)
    Class A ...................................................             --             (365,913)
                                                                  ------------          ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ...........................       (817,302)           (2,573,647)
                                                                  ------------          ------------
CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class Shares:
    Issued ....................................................      1,905,660            12,381,036
    Reinvestment of Distributions .............................        448,587             1,333,375
    Redemption Fees - Note 2 ..................................            --                     25
    Redeemed ..................................................     (5,818,933)          (23,732,414)
                                                                  ------------          ------------
  NET INSTITUTIONAL CLASS SHARE TRANSACTIONS ..................     (3,464,686)          (10,017,978)
                                                                  ------------          ------------
Class A Shares:
    Issued ....................................................      2,263,026             7,917,385
    Reinvestment of Distributions .............................        330,592             1,008,211
    Redemption Fees - Note 2 ..................................          2,001                 5,143
    Redeemed ..................................................     (9,197,152)           (4,226,769)
                                                                  ------------          ------------
  NET CLASS A SHARE TRANSACTIONS ..............................     (6,601,533)            4,703,970
                                                                  ------------          ------------
NET DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS ............    (10,066,219)           (5,314,008)
                                                                  ------------          ------------
TOTAL DECREASE IN NET ASSETS ..................................     (7,787,258)           (5,193,132)
                                                                  ------------          ------------
NET ASSETS:
  Beginning of Period .........................................     51,696,474            56,889,606
                                                                  ------------          ------------
  End of Period (including undistributed (distributions
    in excess of) net investment income of $251,781
    and $(75,574) respectively) ...............................   $ 43,909,216          $ 51,696,474
                                                                  ============          ============

(1) For share transactions, see Note 6 in the Notes to Financial Statements. Amounts designated as "--" are $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                        SELECTED PER SHARE DATA & RATIOS
                                                                           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                   SIX
                                                  MONTHS
                                                  ENDED          YEAR           YEAR            YEAR            PERIOD
                                                 JUNE 30,        ENDED          ENDED           ENDED           ENDED
                                                   2017       DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
INSTITUTIONAL CLASS SHARES                     (UNAUDITED)       2016           2015             2014            2013*
                                               -----------    ------------  -------------    ------------     ------------
Net Asset Value, Beginning of Period .........  $    9.83      $   9.86       $   9.93        $  10.06         $  10.00
                                                ---------      --------       --------        --------         --------
Income (Loss) from Operations:
  Net Investment Income(1) ...................       0.24          0.49           0.49            0.49             0.37
  Net Realized and Unrealized Gain (Loss) ....       0.39         (0.03)         (0.04)           0.03             0.23
                                                ---------      --------       --------        --------         --------
Total from Operations ........................       0.63          0.46           0.45            0.52             0.60
                                                ---------      --------       --------        --------         --------
Redemption Fees ..............................  $      --      $   0.00(2)    $     --        $     --         $   0.00(2)
                                                ---------      --------       --------        --------         --------
Dividends and Distributions:
  Net Investment Income ......................      (0.18)        (0.34)         (0.52)          (0.50)           (0.50)
  Net Realized Gain ..........................         --         (0.15)          0.00(2)        (0.15)           (0.04)
                                                ---------      --------       --------        --------         --------
Total Dividends and Distributions ............      (0.18)        (0.49)         (0.52)          (0.65)           (0.54)
                                                ---------      --------       --------        --------         --------
Net Asset Value, End of Period ...............  $   10.28      $   9.83       $   9.86        $   9.93         $  10.06
                                                =========      ========       ========        ========         ========
TOTAL RETURN + ...............................      6.38%         4.61%          4.56%           5.16%            6.09%
                                                =========      ========       ========        ========         ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ........  $  24,667      $ 26,946       $ 36,803        $ 25,824         $ 19,130
                                                ---------      --------       --------        --------         --------
Ratio of Expenses to Average Net Assets ......      0.88%**       0.88%          0.88%           0.88%(3)         0.88%**(3)
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Fees Paid
  Indirectly) ................................      1.59%**       1.48%          1.47%           1.89%           4.53%**
Ratio of Net Investment Income to
  Average Net Assets .........................      4.79%**       4.90%          4.84%           4.81%           4.37%**
Portfolio Turnover Rate ......................       191%***       171%           210%            336%            372%***

AMOUNTS DESIGNATED AS "--"  ARE $0.

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED

***  NOT ANNUALIZED

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSES OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 0.88%.

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                HARVEST FUNDS
                                                               INTERMEDIATE BOND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     SELECTED PER SHARE DATA & RATIOS
                                                                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                            SIX MONTHS
                                              ENDED           YEAR            YEAR           YEAR            PERIOD
                                             JUNE 30,         ENDED           ENDED          ENDED            ENDED
                                               2017        DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
CLASS A SHARES                             (UNAUDITED)         2016            2015           2014            2013*
                                           -----------     ------------    ------------     -----------    ------------
Net Asset Value, Beginning of Period .....  $  9.85         $  9.86         $  9.93         $ 10.06         $ 10.00
                                            -------         -------         -------         -------         -------
Income (Loss) from Operations:
  Net Investment Income(1) ...............     0.23            0.47            0.47            0.47            0.39
  Net Realized and Unrealized Gain (Loss)      0.38           (0.02)          (0.05)           0.02            0.14
                                            -------         -------         -------         -------         -------
  Total from Operations ..................     0.61            0.45            0.42            0.49            0.53
                                            -------         -------         -------         -------         -------
  Redemption Fees ........................  $  0.00(2)      $  0.00(2)      $  0.00(2)      $  0.01         $  0.07
                                            -------         -------         -------         -------         -------
Dividends and Distributions:
  Net Investment Income ..................    (0.16)          (0.31)          (0.49)          (0.48)          (0.50)
  Net Realized Gain ......................       --           (0.15)           0.00(2)        (0.15)          (0.04)
                                            -------         -------         -------         -------         -------
Total Dividends and Distributions ........    (0.16)          (0.46)          (0.49)          (0.63)          (0.54)
                                            -------         -------         -------         -------         -------
Net Asset Value, End of Period ...........  $ 10.30         $  9.85         $  9.86         $  9.93         $ 10.06
                                            =======         =======         =======         =======         =======
TOTAL RETURN+ ............................    6.42%           4.60%           4.30%           4.97%           6.09%
                                            =======         =======         =======         =======         =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands) ....  $19,242         $24,750         $20,087         $12,907          $ 490
Ratio of Expenses to Average Net Assets ..    1.13%**         1.13%           1.13%           1.13%(3)       1.13%**(3)
Ratio of Expenses to Average Net Assets
  (Excluding Waivers and Fees Paid
  Indirectly) ............................    1.84%**         1.74%           1.73%           2.06%          4.79%**
Ratio of Net Investment Income to
  Average Net Assets .....................    4.54%**         4.66%           4.64%           4.58%          4.13%**
Portfolio Turnover Rate ..................     191%***         171%            210%            336%           372%***

AMOUNTS DESIGNATED AS "--" ARE $0.

(1)  CALCULATED USING AVERAGE SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE

(3) RATIO EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.13%

*    COMMENCED OPERATIONS ON FEBRUARY 27, 2013.

**   ANNUALIZED

***  NOT ANNUALIZED

+ RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN WAIVED AND ASSUMED BY THE ADVISER DURING THE PERIOD. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 55 funds. The financial statements herein are those of Harvest Funds Intermediate Bond (the "Fund") which offers two classes of shares: Institutional Shares and Class A Shares. The Fund is diversified and its investment objective is to seek long-term total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder's interest is limited to the fund of the Trust in which shares are held.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund. The Fund is an investment company in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"). Therefore, the Fund follows the accounting and reporting guidelines for investment companies:

     USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts' Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

     Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     As of June 30, 2017, there were no securities valued in accordance with the fair value procedures.

     In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

     o Level 2 -- Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

     o Level 3 -- Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     For details of the investment classification, reference the Schedule of Investments.

     For the six-months ended June 30, 2017, there have been no significant changes to the Fund's fair value methodologies.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount calculated using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Fund may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

     To reduce counterparty risk with respect to OTC transactions, the Fund has entered into netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

     Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

     For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

     The following table presents by derivative type the Fund's OTC derivative assets net of the related collateral posted for the benefit of the Fund at June 30, 2017:

                          VALUE OF    VALUE OF     COLLATERAL PLEDGED       NET
DERIVATIVE TYPE            ASSET     LIABILITY     (RECEIVED) BY FUND     AMOUNT
--------------------------------------------------------------------------------
Forward Foreign
Currency Exchange
Contracts                $223,995    $(29,359)        $(150,065)         $44,571

For the six-months ended June 30, 2017, the average balances of forward foreign currency exchange contracts as presented in the table below, is representative of the volume of activity for this derivative type during the period:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

Average Monthly Notional Contracts Purchased                        $5,167,562
Average Monthly Notional Contracts Sold                             $1,511,138

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     FUTURES CONTRACTS -- To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund's returns. The Fund's investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

     Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

     For the six-months ended June 30, 2017, the average balances of futures contracts were as follows:

     FUTURES CONTRACTS:

     Average Monthly Notional Value of Contracts Sold Short       $ 1,050,391

     The effect of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2017 was as follows:

                          ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                    SIX MONTHS ENDED JUNE 30, 2017          SIX MONTHS ENDED JUNE 30, 2017
                 STATEMENT OF ASSETS AND LIABILITIES      STATEMENT OF ASSETS AND LIABILITIES
                 -----------------------------------      -----------------------------------
                   LOCATION              FAIR VALUE        LOCATION          FAIR VALUE
---------------------------------------------------------------------------------------------
Forward           Unrealized                              Unrealized
Foreign           appreciation                            depreciation
exchange          on forward                              on forward
contracts         foreign currency       $ 223,995        foreign currency    $  29,359
                  contracts                               contracts

Interest rate     Unrealized                              Unrealized
contracts         appreciation on                         depreciation on
                  futures contracts          1,172        futures contracts          --
                                         =========                            =========
Total derivatives not accounted for
as hedging instruments                   $ 225,167                            $  29,359
                                         ---------                            ---------

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     The effect of derivative instruments on the Statements of Operations for the six-months ended June 30, 2017 is as follows:

     Amount of realized gain or (loss) on derivatives recognized:

                                                       FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR                             CURRENCY
AS HEDGING INSTRUMENTS                      FUTURES       CONTRACTS      TOTAL
--------------------------------------------------------------------------------
  Forward Foreign exchange contracts ....  $     --      $(44,219)     $(44,219)
  Interest rate contracts ...............   (19,969)           --       (19,969)
                                           --------      --------      ---------
     Total ..............................  $(19,969)     $(44,219)     $(64,188)
                                           ========      ========      ========

Change in unrealized appreciation or (depreciation) on derivatives recognized:

                                                       FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR                             CURRENCY
AS HEDGING INSTRUMENTS                      FUTURES       CONTRACTS      TOTAL
--------------------------------------------------------------------------------
  Forward Foreign exchange contracts ...   $     --      $185,006      $185,006
  Interest rate contracts ..............      1,172            --         1,172
                                           ========      ========      ========
     Total .............................   $  1,172      $185,006      $186,178
                                           ========      ========      ========

     Federal Income Taxes -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

     As of and during the six-months ended June 30, 2017, the Fund did not have any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended June 30, 2017, the Fund did not incur any interest or penalties.

     Cash Equivalents -- Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day

     Expenses -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the fund based on the number of funds and/or relative daily net assets.

     Classes - Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses, and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

     Dividends and Distributions to Shareholders - The Fund declares distributions from its net investment income monthly and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     Redemption Fees -- The Fund retains redemption fees of 1.50 on redemptions of fund shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. For the six-months ended June 30, 2017, the Fund retained redemption fees of $2,001. For the year ended December 31, 2016, the Fund retained fees of $5,168. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.  TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six-months ended June 30, 2017, the Fund was charged $61,987, for these services.

The Trust has adopted a Distribution Plan (the "Plan") for the Fund's Class A Shares. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of it shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive 0.25% of the Fund's average daily net assets attributable to Class A Shares as compensation for distribution services. The Distributor will not receive any compensation for the distribution of Institutional Shares of the Fund.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

Brown Brothers Harriman & Co. acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. INVESTMENT ADVISORY:

Under the terms of an investment advisory agreement, Harvest Global Investments Limited ("Harvest" or the "Adviser") provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, collectively "excluded expenses") from exceeding the amounts of 0.88%

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

and 1.13% for Institutional Class Shares and Class A Shares, respectively, as a percentage of average net assets, until April 30, 2018.

The Adviser may renew these contractual fee waivers for subsequent periods. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual fund operating expenses (not including excluded expenses) and the amounts listed above for each Fund to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement (or any prior agreement) was in place. To maintain these expense limits, the Adviser may reduce a portion of its management fees and/or reimburse certain expenses of each Fund.

As of June 30, 2017, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $332,332, $340,453 and $174,033 expiring in 2018, 2019 and 2020 respectively. During the six months ended June 30, 2017, there has been no recoupment of previously waived and reimbursed fees.

6. SHARE TRANSACTIONS
                                                SIX MONTHS            YEAR
                                                ENDED JUNE            ENDED
                                                 30, 2017           DECEMBER 31,
                                               (UNAUDITED)             2016
                                               -----------          -----------
SHARE TRANSACTIONS:
  INSTITUTIONAL CLASS
    Issued ...............................       187,559             1,217,064
    Reinvested ...........................        44,143               133,071
    Redeemed .............................      (572,600)           (2,344,081)
                                                --------            ----------
  NET SHARE TRANSACTIONS .................      (340,898)             (993,946)
                                                ========            ==========
  CLASS A
    Issued ...............................       224,539               795,218
    Reinvested ...........................        32,505               100,594
    Redeemed .............................      (901,759)             (419,510)
                                                --------            ----------
  NET SHARE TRANSACTIONS .................      (644,715)              476,302
                                                ========            ==========

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and process from security sales, other than short-term securities, for the six-months ended June 30, 2017, were as follows:

                                U.S. GOVERNMENT         OTHER
                                ---------------       ----------
    Purchases                      2,009,005          66,127,518
    Sales                          3,070,013          71,108,562

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences, primarily attributed to foreign currency gains and losses and reclassification of distributions, have been reclassified to/from the following accounts during the year ended December 31, 2016:

The tax character of ordinary dividends and capital gain distributions declared during the last two fiscal years was as follows:

                                         LONG-TERM
                ORDINARY INCOME         CAPITAL GAIN        TOTAL
                ---------------         ------------    ------------
     2016        $  2,559,741            $  13,906      $  2,573,647
     2015        $  2,771,600            $  92,960      $  2,864,560

As of December 31, 2016, the components of Accumulated Losses on a tax basis were as follows:

     Undistributed Long-Term Capital Gains                 $     61,408
     Post October Currency Losses Deferred                      (64,992)
     Unrealized Depreciation                                 (1,035,413)
     Other Temporary Differences                                (10,580)
                                                           ------------
     Total Net Accumulated Losses                          $ (1,049,577)
                                                           ------------

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The difference between Federal tax cost and book cost are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding foreign currency) by the Fund at June 30, 2017 were as follows:

                      AGGREGATE GROSS     AGGREGATE GROSS
        FEDERAL          UNREALIZED         UNREALIZED       NET UNREALIZED
       TAX COST         APPRECIATION       DEPRECIATION       DEPRECIATION
     -----------      ---------------    ----------------    --------------
     $41,353,246         $632,403           $(697,064)          $(64,661)

9.   CONCENTRATION OF RISK:

When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could impact the net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Fund's portfolio consists mainly of Chinese fixed income securities.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At June 30, 2017, the net assets of the Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Because the Fund geographically focuses its investments in securities of Chinese issuers and issuers with economic ties to China, the Fund is subject to the risk that political, social or economic instability within China may cause the Fund's

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

investments to decline in value. The People's Republic of China (PRC) government exercises significant control over the PRC's economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency denominated obligations. Changes in these policies could adversely impact affected industries or companies. The PRC's economy, particularly its export oriented industries, may be adversely impacted by trade or political disputes with the PRC's major trading partners, including the U.S. In addition, as its consumer class emerges, the PRC's domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Fund currently may buy Renminbi only on the offshore CNH market. The CNH market is newly developed, and as such is often illiquid and highly volatile. The Fund may be subject to greater risk than a mutual fund whose assets are more geographically diversified.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall. The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10.  OTHER:

As of June 30, 2017, 83% of Institutional Class Shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

11.  REGULATORY MATTERS:

In October 2016, the Securities and Exchange Commission (the "SEC") released its Final Rule on Investment Company Reporting Modernization (the "Rule"). The Rule which introduces two new regulatory reporting forms for investment companies -- Form N-PORT and Form N-CEN -- also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund's current financial statement presentation and expects that the Fund will be able to comply with the Rule's Regulation S-X amendments by the August 1, 2017 compliance date.

12.  SUBSEQUENT EVENTS:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund's gross income, directly reduce the investment return of a mutual fund. A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways.

     o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

     o HYPOTHETICAL 5% RETURN. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Funds' actual return -- the account values shown do not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                        HARVEST FUNDS
                                                       INTERMEDIATE BOND
                                                       JUNE 30, 2017 (UNAUDITED)

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 DISCLOSURE OF FUND EXPENSES
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                        BEGINNING         ENDING
                                         ACCOUNT         ACCOUNT       ANNUALIZED      EXPENSES
                                          VALUE           VALUE         EXPENSE      PAID DURING
                                         1/1/17          6/30/17         RATIOS        PERIOD*
------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
     Institutional Class Shares        $ 1,000.00      $ 1,063.80         0.88%         $ 4.51
     Class A Shares                      1,000.00        1,064.20         1.13%           5.78

HYPOTHETICAL 5% RETURN
     Institutional Class Shares        $ 1,000.00      $ 1,020.43         0.88%         $ 4.41
     Class A Shares                      1,000.00        1,019.19         1.13%           5.66

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period.)

                                     Notes

                                     Notes

                                 HARVEST FUNDS
                                P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-855-573-6994

                              INVESTMENT ADVISER:
                       Harvest Global Investments Limited
                            31/F One Exchange Square
                           8 Connaught Place, Central
                                   Hong Kong

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                     SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                          Morgan, Lewis & Bockius LLP
                               1701 Market Street
                          Philadelphia, PA 19103-2921

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                         2001 Market Street, Suite 1800
                             Philadelphia, PA 19103


                      This information must be preceded or
                  accompanied by a current prospectus for the
                                     Fund.


                                                                 HGI-SA-001-0500

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))
that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     The Advisors' Inner Circle Fund


By (Signature and Title)                         /s/ Michael Beattie
                                                 -------------------------------
                                                 Michael Beattie, President

Date: September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By (Signature and Title)                         /s/ Michael Beattie
                                                 -------------------------------
                                                 Michael Beattie, President

Date: September 6, 2017


By (Signature and Title)                         /s/ Stephen Connors
                                                 -------------------------------
                                                 Stephen Connors
                                                 Treasurer, Controller & CFO

Date: September 6, 2017